                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             AEROFLEX INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                             AEROFLEX INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 8, 1995

                            ------------------------

To the Stockholders of
AEROFLEX INCORPORATED

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AEROFLEX INCORPORATED will be held on Wednesday, November 8, 1995 at the deSeversky Conference Center, Northern Boulevard, Old Westbury, New York 11568, at 10:00 a.m., or at any adjournment thereof (the "Annual Meeting"), for the following purposes:

        1. To elect three directors comprising the Class III Directors to serve until the 1998 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

        2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on September 21, 1995 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                           By Order of the Board of Directors,

                                                      LEONARD BOROW
                                                        Secretary

Dated: Plainview, New York
       October 5, 1995

                             AEROFLEX INCORPORATED
                             35 SOUTH SERVICE ROAD
                           PLAINVIEW, NEW YORK 11803
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, NOVEMBER 8, 1995
                            ------------------------

                                PROXY STATEMENT

     The Annual Meeting of Stockholders of Aeroflex Incorporated (the "Company") will be held on Wednesday, November 8, 1995 at the deSeversky Conference Center, Northern Boulevard, Old Westbury, New York 11568, at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. The approximate date on which this proxy statement and the enclosed proxy are being mailed to stockholders is October 5, 1995.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

VOTING RIGHTS

     Only stockholders of record on September 21, 1995 (the "Record Date"), will be entitled to vote at the annual meeting or any adjournment thereof. The Company had outstanding at the Record Date one class of voting securities, namely 11,874,209 shares of Common Stock, $.10 par value, excluding treasury shares. Stockholders of record are entitled to one vote for each share registered in their names. The affirmative vote of a majority of the votes cast at the meeting is required for approval of each matter to be submitted to a vote of the stockholders. For purposes of determining whether proposals requiring a majority of the votes cast at the meeting have received a majority vote, abstentions will not be included in the vote totals, and in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on such vote, but will be counted in the determination of a quorum.

     To the knowledge of the Board of Directors, upon whose behalf this solicitation is made, the only persons owning of record or beneficially as of the Record Date more than five (5%) percent of the outstanding Common Stock of the Company were Harvey R. Blau, 100 Jericho Quadrangle, Jericho, NY 11753, who beneficially owns 752,691 shares, representing approximately 6% of the Company's outstanding Common Stock, and Leonard Borow, 35 South Service Road, Plainview, New York 11803, who beneficially owns 688,747 shares, representing approximately 5.7% of the Company's outstanding Common Stock.

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provides for a Board of Directors of not less than three nor more than ten directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of ten directors, with directors in each class as set forth below:

                                                                    CLASS III
          CLASS I                        CLASS II              (TO SERVE UNTIL THE
    (TO SERVE UNTIL THE            (TO SERVE UNTIL THE          ANNUAL MEETING OF
     ANNUAL MEETING OF              ANNUAL MEETING OF            STOCKHOLDERS IN
   STOCKHOLDERS IN 1996)          STOCKHOLDERS IN 1997)               1995)
---------------------------    ----------------------------    -------------------
Robert Bradley, Sr.(1)(2)      Harvey R. Blau                  Leonard Borow
Jerome Fox(2)                  Ernest E. Courchene, Jr.(1)     Milton Brenner(2)
Michael Gorin                  John S. Patton(2)               Eugene Novikoff(1)
Donald S. Jones(1)

---------------
(1) Member of Audit Committee.
(2) Member of Compensation/Stock Option Committee.

     The three directors in Class III are to be elected to hold office until the Annual Meeting of Stockholders in 1998 and until their successors are chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees named in Class III (each of whom is now a director) unless any nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Directors who are not employees of the Company receive an annual fee of $7,500 and a fee of $500 for each Board of Directors or Committee meeting attended. There were five meetings of the Board of Directors during the fiscal year ended June 30, 1995, four meetings of the audit committee and four meetings of the compensation/stock option committee. Each director attended or participated in at least 75% of such meetings of the Board of Directors and his respective committee(s). The Company's audit committee is involved in discussions with the Company's independent certified public accountants with respect to the year end audited financial statements and the compensation/stock option committee recommends executive compensation and the granting of stock options to key employees. See "Compensation/Stock Option Committee Report on Executive Compensation."

     The following information, including stock ownership, is submitted with respect to the directors of the Company, each executive officer named in the "Summary Compensation Table" and for all executive officers and directors as a group:

                                                                                       NUMBER OF SHARES OF
                                                                                          COMMON STOCK
                                                                                      BENEFICIALLY OWNED AS
                                                                         DIRECTOR        OF SEPTEMBER 1,
           NAME             AGE               OCCUPATION                  SINCE            1995(1)(2)
--------------------------  ---   ----------------------------------  -------------  -----------------------
Harvey R. Blau............  59    Chairman and CEO                    July 1980        752,691  (6.0%)  (3)
Michael Gorin.............  53    President                           August 1990      343,033  (2.8%)  (4)
Leonard Borow.............  47    Executive Vice President and        November 1992    688,747  (5.7%)  (5)
                                  Secretary
Charles Badlato...........  36    Treasurer and Assistant Secretary   --                29,298*         (6)
Robert Bradley, Sr........  76    Retired                             February 1979     10,487*         (7)
Milton Brenner............  67    Retired                             August 1988      127,066  (1.1%)  (7)
Ernest E. Courchene,        63    Business Consultant                 April 1980        83,440*         (8)
  Jr......................
Jerome Fox................  82    Retired Engineer                    April 1980        75,266*         (7)
Donald S. Jones...........  67    Consultant                          November 1993     11,000*         (7)
Eugene Novikoff...........  71    Self-employed Engineering           June 1979         11,183*         (7)
                                  Consultant
John S. Patton............  77    Consultant                          August 1985       10,500*         (7)
All Directors and Officers
  as a Group (11
  persons)................                                                           2,142,711  (16.3%)

---------------

 *  Less than 1%.
(1) No officer or director owns more than one percent of the issued and outstanding Common Stock of the Company unless otherwise indicated. Except where otherwise indicated, ownership represents sole voting and investment power.

(2) Includes options exercisable within 60 days under the Company's 1989 Non-Qualified Stock Option Plan, 1993 Outside Director Stock Option Plan and 1994 Non-Qualified Stock Option Plan.

(3) Includes options exercisable within 60 days to purchase 673,333 shares of Common Stock and 1,836 shares allocated under the Company's Employee Stock Ownership Plan ("ESOP"). Also includes 3,614 shares held by the Blau, Kramer, Wactlar & Lieberman, P.C. Profit Sharing Plan and 62,246 shares owned by his wife, to which Mr. Blau disclaims beneficial ownership.

(4) Includes options exercisable within 60 days to purchase 256,667 shares and 4,491 shares allocated under the Company's ESOP.

(5) Includes options exercisable within 60 days to purchase 256,667 shares and 1,315 shares allocated under the Company's ESOP. Also includes 8,888 shares owned by his wife, to which Mr. Borow disclaims beneficial ownership.

(6) Includes options exercisable within 60 days to purchase 23,333 shares and 965 shares allocated under the Company's ESOP.

(7) Includes options exercisable within 60 days to purchase 10,000 shares.

(8) Includes options exercisable within 60 days to purchase 10,000 shares and 25% (14,167 shares) of the 56,666 shares owned by a partnership in which Mr. Courchene is a 25% partner.

PRINCIPAL OCCUPATIONS OF DIRECTORS

     Mr. Harvey R. Blau, appointed Chairman of the Board of the Company in October 1991, was Vice Chairman since November 1983. Mr. Blau has been a practicing attorney in the State of New York since 1961, and is a member of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., general counsel to the Company. For the year ended June 30, 1995, the Company paid approximately $235,000 in legal fees and disbursements to the firm. Mr. Blau is Chairman of the Board of Griffon Corporation. Mr. Blau is also a director of Nu Horizons Electronics Corp. and Reckson Associates Realty Corp.

     Mr. Leonard Borow has been employed by the Company in various executive positions since November, 1989 and has been Executive Vice President (Chief Operating Officer) since October 1991. For more than the five years prior thereto, Mr. Borow was President of Comstron Corporation, a manufacturer of fast switching frequency synthesizers and components, which was acquired by the Company in November 1989.

     Mr. Robert Bradley, Sr. was actively engaged as an employee and executive of commercial banks for more than 30 years prior to his retirement in 1979. He was Executive Vice President of Central State Bank, New York, New York from May 1976 to 1979. During the period from 1974 to 1976 he was Senior Vice President of European-American Bank and Trust Company. Mr. Bradley is a director of Griffon Corporation.

     Mr. Milton Brenner, until his retirement in September 1988, had been President of Aeroflex Laboratories Incorporated for more than fifteen years. Mr. Brenner was previously a director of the Company from 1973 to 1986 and was again elected a director in August 1988.

     Mr. Ernest E. Courchene, Jr. served from May 1987 to May 1992 as Vice Chairman and a director of Digitech Industries, Inc., a manufacturer of data communications diagnostic equipment. From May 1983 to May 1987, Mr. Courchene was President of Southport Capital Group Ltd., an investment banking firm and from March 1980 to November 1985, he was Chairman of the Board of Harbor Electronics Inc., a manufacturer of cable assemblies for the electronics industry.

     Mr. Jerome Fox has been associated with Polytechnic Institute of New York since 1951, having been Research Coordinator and Assistant Director of the Microwave Research Institute from 1971 through 1978. From 1978 to date, Mr. Fox has been a consultant to the Polytechnic Institute.

     Mr. Michael Gorin has been employed by the Company in various executive positions since July 1985 and has been President since October 1988. From 1986 to October 1988, Mr. Gorin was Vice President-Finance. From May 1980 until July 1985, Mr. Gorin was Senior Vice President of Republic National Bank of New York. For more than ten years prior thereto, he was employed by Arthur Andersen & Co., becoming a partner in April 1973.

     Vice Admiral Donald S. Jones (USN Ret.) retired from the United States government in 1987 after more than 37 years of service. From March 1988 to March 1990 Vice Admiral Jones was Vice President for Government and International Affairs for Tracor Inc., a manufacturer of electronic products and a provider of aircraft service and repair. Since retirement, Admiral Jones also has acted as an independent consultant.

     Mr. Eugene Novikoff is a professional engineer and during the period from 1972 to 1978 was a director and Vice President (in charge of development and engineering) for Knogo Corporation, a manufacturing and service organization engaged in providing equipment and devices to libraries and retail businesses to reduce losses from pilferage. Since January 1979, Mr. Novikoff has been a self-employed consulting engineer.

     Major General John S. Patton (USAF Ret.) retired from the United States government in 1978 after more than 36 years of service. Since retirement, he has acted as an independent analytical technical consultant.

                                   MANAGEMENT

OFFICERS OF THE COMPANY

     The officers of the Company are as follows:

      NAME                            POSITION HELD
-----------------    ------------------------------------------------
Harvey R. Blau       Chairman of the Board (Chief Executive Officer)
Michael Gorin        President (Chief Financial Officer)
Leonard Borow        Executive Vice President (Chief Operating
                       Officer) and Secretary
Charles Badlato*     Treasurer and Assistant Secretary

---------------
* Mr. Charles Badlato has been employed by the Company in various financial positions since December 1987 and has been Treasurer since February 1994. From May 1981 until December 1987 Mr. Badlato was employed by various certified public accounting firms. Prior to his employment with the Company, he was an audit manager with Touche Ross & Co.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the Chairman/Chief Executive Officer and each of the other executive officers of the Company serving as of June 30, 1995, for services rendered for the years ended June 30, 1995, 1994 and 1993.

                                       ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                              ------------------------------------  -----------------------------------------------------
                                                                    RESTRICTED     STOCK     LONG-TERM
     NAME AND         FISCAL                         OTHER ANNUAL     STOCK       OPTION     INCENTIVE       ALL OTHER
PRINCIPAL POSITION     YEAR   SALARY(1)    BONUS   COMPENSATION(2)    AWARDS     AWARDS(#)  PLAN PAYOUTS  COMPENSATION(3)
------------------    ------  ---------  --------  ---------------  ----------  ----------  ------------  ---------------
Harvey R. Blau......  1995     $200,000  $255,464       $--             --         250,000        $--         $ 1,819
 Chairman and Chief   1994           --   275,000        --             --         115,000         --           1,262
 Executive Officer    1993           --   163,000        --             --          75,000         --           1,440
Michael Gorin.......  1995     $260,531  $255,464       $--             --         200,000         --         $ 2,526
 President and Chief  1994      222,188   150,000        --             --          90,000         --           3,315
 Financial Officer    1993      224,607    75,000        --             --          50,000         --           2,004
Leonard Borow.......  1995     $253,430  $255,464       $--             --         200,000         --         $ 3,290
 Executive Vice       1994      218,222   150,000        --             --          90,000         --           2,705
 President-Chief      1993      217,946    75,000        --             --          50,000         --           1,825
 Operating Officer
Charles Badlato.....  1995     $ 92,756  $ 30,000       $--             --          25,000         --         $ 2,560
 Treasurer and        1994       83,818    18,000        --             --          15,000         --           1,000
 Assistant Secretary  1993       70,579    10,000        --             --              --         --             555

---------------
(1) Includes the following contributions to the Aeroflex Incorporated Employees' 401(k) Plan by each of the executive officers for the fiscal years ended June 30, 1995, 1994 and 1993: Michael Gorin -- $6,428, $8,994, and $10,272,
    respectively; Leonard Borow -- $10,158, $8,982, and $10,042, respectively; and Charles Badlato -- $11,120, $5,481, and $9,423, respectively.

(2) Other annual compensation does not include amounts of certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(3) All other compensation includes the compensation component of certain life insurance policies and the Company's matching contribution to the Aeroflex Incorporated Employees' 401(k) Plan.

EMPLOYMENT AGREEMENTS

     In July 1994, the Company entered into employment agreements with Messrs. Blau, Gorin and Borow for the period July 1, 1994 to June 30, 1999. The agreements provide for salaries at the annual rate of $200,000, $250,000 and $250,000, respectively, together with cost of living increments. The agreements each provide for an incentive equal to three (3%) percent of the consolidated pre-tax earnings of the Company but not more than two hundred (200%) percent of the respective individual's salary. In the event that any of these three individuals' employment is terminated by the Company without cause, the terminated employee is entitled to receive his salary and incentive payment for a three (3) year period following such termination. The employment agreements also provide that in the event there is a change in control of the Company, as defined therein, the employee has the option, exercisable within six (6) months of becoming aware of such event, to terminate his employment agreement. Upon such termination, the employee has the right to receive a lump sum payment equal to three (3) times his salary and incentive payment last previously awarded.

STOCK OPTION PLANS

     The Company currently has three stock option plans -- the 1989 Non-Qualified Stock Option Plan ("1989 NQSOP" or the "Plan"), Outside Director Stock Option Plan ("Director Plan") and the 1994 Non-Qualified Stock Option Plan (the "1994 Plan"). The plans were designed for the purpose of strengthening the Company's ability to retain and attract in its employ persons of training, experience and ability and to furnish additional incentives to key employees, consultants and directors.

     In December 1993, the Board of Directors adopted the Director Plan which covers 250,000 shares of the Company's Common Stock and expires in 2003. The Director Plan provides for an annual grant to each non-employee director of options to purchase 10,000 shares of the Company's Common Stock. The plan is administered by a committee of two or more members of the Board of Directors who determine, among other things, the individuals to whom options would be granted and the purchase price of the shares with the exception that no option may be granted at less than market value at the time of grant and options may only be exercised before the expiration of ten years from the date of grant.

     The 1989 NQSOP and 1994 Plan each covers 1,500,000 shares of the Company's Common Stock. The 1989 NQSOP and the 1994 Plan, which expire in 1999 and 2004, respectively, permit the granting of Non-Qualified Options to the Company's officers and other senior executives and management and supervisory personnel and consultants and for the 1989 NQSOP, also directors. These Plans are administered by a committee of two or more members of the Board of Directors who determine, among other things, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the purchase price of the shares and the term of each option, with the exception that no option can be granted at less than market value at the time of grant and options may only be exercised before the expiration of five years from the date of grant. Each option granted under these Plans may be exercised only during the continuance of an optionee's employment or service with the Company, except under certain circumstances.

  Stock Option Grants in Last Fiscal Year(1)

     The following table sets forth all stock option grants to the named executive officers during the fiscal year ended June 30, 1995:

                                                                                            POTENTIAL REALIZED VALUE AT
                                                                                              ASSUMED ANNUAL RATES OF
                                                                                             STOCK PRICE APPRECIATION
                                              INDIVIDUAL GRANTS(1)                             FOR OPTION TERM(1)(5)
                              ----------------------------------------------------    ---------------------------------------
                                           % OF TOTAL
                                            OPTIONS
                                           GRANTED TO
                              OPTIONS      EMPLOYEES/      EXERCISE                   STOCK                STOCK
                              GRANTED    CONSULTANTS IN      PRICE      EXPIRATION    PRICE     DOLLAR     PRICE      DOLLAR
NAME                          (#)(2)     FISCAL YEAR(3)    ($/SH)(2)       DATE       5%(4)      GAIN      10%(4)      GAIN
----                          -------    --------------    ---------    ----------    -----    --------    ------    --------
Harvey R. Blau.............   250,000         21.6%          $3.88         11/9/99    $4.95    $267,500    $6.24     $590,000
Michael Gorin..............   200,000         17.2%           3.88         11/9/99     4.95     214,000     6.24      472,000
Leonard Borow..............   200,000         17.2%           3.88         11/9/99     4.95     214,000     6.24      472,000
Charles Badlato............    25,000          2.1%           3.88         11/9/99     4.95      26,750     6.24       59,000

---------------
(1) All grants are under the Company's 1994 Non-Qualified Stock Option Plan. Dollar gains are based on the assumed annual rates of appreciation of the exercise price of each option for the term of the option.

(2) Grants were made at 100% of the closing price of the Company's Common Stock on the date of grant. Grants vest 33 1/3% immediately, 33 1/3% on the first anniversary of the date of grant and 33 1/3% on the second anniversary of the date of grant. The options awarded to Messrs. Blau, Gorin and Borow are not exercisable until (a) the market value of the stock reaches $6.00 per share or (b) six (6) months prior to expiration.

(3) Total options granted to employees, consultants and directors in 1995 were for 1,160,000 shares of Common Stock.

(4) The stock price represents the price of the Company's Common Stock if the assumed annual rates of stock price appreciation are achieved over the term of each of the options.

(5) The increases in market value of the Company's stock for all stockholders as of the Record Date, assuming annual rates of stock price appreciation from June 30, 1995 (stock price of $4.63 per share) over the five year period used in this table, aggregate $15,198,988 at a 5% rate and $33,604,011 at 10%.

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information concerning options exercised during the year ended June 30, 1995, by the named executive officers and the value of unexercised options held by them as of June 30, 1995.

                                                                                                    VALUE OF UNEXERCISED
                                                                   NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                                      OPTIONS/SARS AT                 OPTIONS/SARS AT
                                    SHARES                            FISCAL YEAR-END                FISCAL YEAR-END(1)
                                  ACQUIRED ON       VALUE       ----------------------------    ----------------------------
NAME                              EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                              -----------    -----------    -----------    -------------    -----------    -------------
Harvey R. Blau.................      75,000       $ 131,250       723,333         166,667       $1,673,125       $ 125,000
Michael Gorin..................      58,032         108,298       323,635         133,333          591,436         100,000
Leonard Borow..................          --              --       256,667         133,333          457,500         100,000
Charles Badlato................          --              --        28,333          16,667           23,125          12,500

---------------
(1) Based upon the closing price of the Company's Common Stock of $4.63 on June 30, 1995.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1995, the Company's Compensation/Stock Option Committee consisted of Messrs. Robert Bradley, Milton Brenner, Jerome Fox and John S. Patton. None of these persons were officers or employees of the Company during fiscal 1995 nor had any relationship requiring disclosures in this Proxy Statement.

        In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation/Stock Option Committee Report on Executive Compensation" and "Common Stock Performance" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

      COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers is generally determined by the Compensation/Stock Option Committee of the Board of Directors, subject to applicable employment agreements. Each member of the Compensation/Stock Option Committee is a director who is not an employee of the Company or any of its affiliates. The following report with respect to certain compensation paid or awarded to the Company's executive officers during fiscal 1995 is furnished by the directors who comprised the Compensation/Stock Option Committee during fiscal 1995.

GENERAL POLICIES

     The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's businesses. To attain these objectives, the Company's executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management-Employment Agreements".

     Stock options are granted to employees, including the Company's executive officers, by the Compensation/Stock Option Committee under the Company's option plans. The Committee believes that stock options provide an incentive that focus the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of Common Stock on the date of grant. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation/Stock Option Committee, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation/Stock Option Committee may utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant is paid on a retainer basis.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE AND
COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation/Stock Option Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Compensation/Stock Option Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by the Company, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     For fiscal 1995, pursuant to the terms of his employment agreement with the Company, the Company's Chief Executive Officer received a base salary and additional compensation (See "Employment Agreements.") The Compensation/Stock Option Committee also recommended the issuance, and the Chief

Executive Officer received, options to purchase 250,000 shares of Common Stock at $3.88 per share exercisable through November 9, 1999. The exercise of these options is subject to certain restrictions as previously set forth in this Proxy Statement.

                                          Robert Bradley, Sr.
                                          Milton Brenner
                                          Jerome Fox
                                          John S. Patton

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely upon the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 1995.

                            COMMON STOCK PERFORMANCE

     The following graph provides a comparison of cumulative stockholder return among the Company, Standard and Poor's 500 companies and Standard and Poor's electronics (instrumentation) companies from June 1990 to date:


                                   [GRAPH]

                                                               S&P Elec-
                                                              tronics (In-
      Measurement Period         Aeroflex In-                strumentation)
    (Fiscal Year Covered)         corporated     S&P 500        Index
1990                               100             100           100
1991                                41             107           112
1992                                45             122           146
1993                                62             138           175
1994                               110             140           166
1995                               131             177           322

                           MISCELLANEOUS INFORMATION

     KPMG Peat Marwick LLP, the Company's independent auditors for the fiscal year ended June 30, 1995, has advised the Company that a representative of the firm plans to be present at the Annual Meeting, with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions. The Board of Directors does not intend to present at the meeting any matters not referred to in the form of Proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than June 10, 1996 to be considered for inclusion in the Company's next Proxy Statement.

     A copy of the Annual Report has been mailed to every stockholder as of the Record Date. The Annual Report is not to be considered proxy soliciting material.

                                           By Order of the Board of Directors,

                                                      LEONARD BOROW
                                                        Secretary

Dated: Plainview, New York
       October 5, 1995

                             AEROFLEX INCORPORATED

     The undersigned hereby appoints Harvey R. Blau and Michael Gorin, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in Aeroflex Incorporated, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held November 8, 1995 and any adjournments thereof.

     The Board of Directors recommends a vote FOR the following proposals:

     1. Election of the following nominees, as set forth in the proxy statement:
        Leonard Borow, Milton Brenner, Eugene Novikoff

--------------------------------------------------------------------------------

     2. Upon such other business as may properly come before the meeting or any adjournment thereof.

                 (Continued and to be signed on reverse side.)

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEES(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

                                       DATED:                             , 1995

                                                                          [L.S.]
                                       ----------------------------------
                                                         (SIGNATURE)

                                                                          [L.S.]
                                       ----------------------------------
                                                         (SIGNATURE)

                                       (NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS HEREON. EXECUTORS,
                                       ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                       INDICATE WHEN SIGNING, GIVING FULL TITLE
                                       AS SUCH. IF SIGNER IS A CORPORATION,
                                       EXECUTE IN FULL CORPORATE NAME BY
                                       AUTHORIZED OFFICER. IF SHARES ARE HELD IN
                                       THE NAME OF TWO OR MORE PERSONS, ALL
                                       SHOULD SIGN.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE